===============================================================================

CHAIRMAN'S LETTER

===============================================================================

Dear Fellow Shareholders:

   For investors, 1995 was an excellent year. Stocks were strong; bonds were strong; interest rates fell; the economy delivered growth without giving much ground to inflation.

   Increasing emphasis on cost control and increasing use of technology have helped keep corporate America competitive and reasonably profitable. In the year ahead, we believe that stabilizing interest rates coupled with positive earnings reports, will justify current market valuations.

   For the year ending December 31, 1995 Addison Capital Chares distributed $.2092 in income per share and $1.8792 in capital gains.

   We appreciate your support and we are confident that our focus on value will continue to be successful in dealing with challenges we face in 1996.

                                                         Sincerely,

                                                         /s/ Rudolph C. Sander
                                                        ----------------------
                                                        Rudolph C. Sander
                                                        Chairman

Dated: February 15, 1996

===============================================================================

PRESIDENT'S LETTER

===============================================================================

Dear Fellow Shareholders:

   Another year has passed, and what a year it has been for investors! Near the end of 1994 we dared to suggest that, based on the recent history of stock and bond market returns and what we foresaw for interest rates and corporate earnings, we might have a very good period ahead of us -- perhaps as much as 30% or higher returns. It wasn't a forecast that contained a definite time frame, but we could see that it was quite probable for the market to do well after three lackluster years. Now that it has happened in less than a year, what should we expect from the markets from this point? Like many others, we have been on the edge of our seats over the last several months, waiting for a "correction." Ironically, it is axiomatic that when the majority is looking for a market setback, it is less likely to happen, although if you were an investor in semiconductor or forest products issues during the last few months of 1995, you have experienced a substantial "correction." What remains to be seen is whether the market will have a more generalized decline, or if it will continue to occur rotationally.

   For the full year 1995, all the major stock market indices rose more than 30%, with the S&P 500 Index posting a total return of 37.5%, while Addison Capital Shares enjoyed a total return of 40.3%. Those kinds of return numbers across so many market measures indicate that most stocks did well, but many of the best performing stocks were concentrated in two sectors, financial and technology. Although Addison did not have particularly heavy concentrations in any single sector, these best performing sectors were our most heavily weighted relative to the market. Also contributing to our results for the year was the generally superior performance of stocks with low price/earnings ratios -- one of the factors which was so detrimental in 1994. In large measure, interest rates account for much of the difference between 1994 and 1995, boosting prices of financial sector issues, utilities, and economically sensitive stocks, and in all of these areas, as in technology, earnings were not only robust, but often better than forecast -- a nearly sure-fire combination for better stock prices. Interest rates have continued to drop, and the outlook for inflation and Federal Reserve policy in a Presidential election year would seem to augur at worst a benign environment for fixed income investors. Since the Fed stopped tightening credit and raising rates at the end of 1994, it has been allowing the bond market to tell it where interest rates should be. Short-term rates appear to have more room on the downside, as the normal average spread between CPI inflation and the Fed Funds rate is around 175 basis points, versus the current spread of roughly 275 basis points.

   The big worry at the moment, when it isn't the lack of a federal budget, is that the economy may be slowing enough to cause a substantial drop in profits, perhaps even a recession. From the standpoint of the stock market, it remains near the high end of fairly valued, with a P/E ratio of about 17 times earnings, compared with a long-term average of about 16, and dividend yields remain historically low. We have to admit to worrying that there may not be much room in many stock prices for earnings disappointments, and earnings momentum appears to be slowing; although positive earnings surprises continue to outnumber the negatives, the gap is narrowing and the economic cycle is mature. Many cyclical companies have indicated that they don't expect 1996 earnings to match those of 1995, so higher stock prices may depend on rising P/E ratios. That isn't impossible if interest rates continue to fall, however, it does seem to increase the risks.

   Now that we've aired our fears, we can declare that we remain bullish about the prospects for the financial markets. Considering that the current environment is very much like the one that existed a year ago, it is a little difficult to be bearish: inflation is low and shows no signs of heating up; interest rates seem to be headed lower worldwide; earnings seem to be headed higher (albeit at a slower pace than a year ago); equity mutual fund inflows remain robust with savings and retirement funds of the baby-boom generation seeking higher returns; and companies continue to buy back their own shares. The biggest difference between a year ago and now is the price level of the markets, but with sentiment still slightly skeptical, we are inclined to believe that the bull market has further to run. Bullish sentiment, speculation, and foreign investment in the U.S. market will probably be at higher levels before a bear market arrives. There will be some periods of price weakness, perhaps a decline of as much as 10-15% along the way, but we believe that 1996 should be a good year, with total returns for stocks slightly better than the long-term average. The historic long-term rate of return from stocks of around 11% has been achieved with a lot of volatility, and we expect that volatility is likely to manifest itself in 1996. With uncertainty about the federal budget and apparently soft economic activity, the markets may act somewhat emotionally and erratically over the near-term. At the same time, however, the demographic and economic forces appear to favor financial assets, as the need for increased savings and retirement account assets are powerful forces driving the financial markets. This environment is convenient, given our preference for remaining as fully invested as each client's risk tolerance will permit. Our aversion for market timing decisions is well documented and supported by research; it is more productive for us to focus our efforts on the security selection and portfolio construction aspects of our investment process -- value, earnings and price momentum, and diversification -- which have served us so well in the past. The short-term ups and downs are the part of the unavoidable price of achieving the kind of long-term returns which stocks can provide.


                                                      Sincerely,


                                                      /s/ Radcliffe Cheston
                                                      ------------------------
                                                      Radcliffe Cheston
                                                      President
February, 1996

                         ADDISON CAPITAL SHARES, INC.


 VALUE                   HYPOTHETICAL GROWTH OF $10,000
  OF                  INVESTED 9/15/86 THROUGH 12/31/95
 ACCT.                     ADDISION CAPITAL SHARES

        |                                                                    |
        |           11.9% WITH DIVIDENDS REINVESTED:* $28,506                |
        |                                                                    |
$23,000 |--------------------------------------------------------------------|
        |                                                                    |
        |                                                                    |
        |                                                                    |
$21,000 |--------------------------------------------------------------------|
        |                                                                    |
        |        7.1% WITHOUT DIVIDENDS REINVESTED:* $18,980                 |
        |                                                                    |
$18,000 |--------------------------------------------------------------------|
        |                                                                    |
        |                                                                    |
        |                                                                    |
$15,000 |--------------------------------------------------------------------|
        |                                                                    |
        |                                                                    |
        |                                                                    |
$10,000 |--------------------------------------------------------------------|
        |                                                                    |
        |                                                                    |
        |                                                                    |
        |--------------------------------------------------------------------|
        9/15/86                                                       12/31/95


                                  GROWTH OF    / /  ///  TOTAL
                                  ACCT. WITHOUT          RETURN*
                                  DIVIDEND
                                  REINVESTMENT*

PERIOD                            ANNUALIZED                    CUMULATIVE
---------------------------------------------------------------------------
TO 12/31/95                       TOTAL RETURN                  RETURN
---------------------------------------------------------------------------

ONE YEAR*                             40.3%                       40.3%

THREE YEARS*                          13.9%                       47.9%

FIVE YEARS*                           15.5%                      105.7%

FROM INCEPTION*                       11.9%                      184.0%
(9-15-86 THROUGH 12/31/95




*Past performance is no guarantee of future results. Your total return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

===============================================================================

                         ADDISON CAPITAL SHARES, INC.
                           SCHEDULE OF INVESTMENTS
                              DECEMBER 31, 1995
                                 (UNAUDITED)

===============================================================================

                                        Number
                                          of         Value
                                        Shares     (Note A)
-------------------------------------------------------------------------------
COMMON STOCK -- 96.0%
-------------------------------------------------------------------------------
 Aerospace -- 5.9%
     Northrop Grumman Corporation  .    13,413    $  858,432
     Raytheon Company  .............    18,624       879,984
     Textron, Incorporated  ........    12,000       810,000
                                                  ----------
                                                   2,548,416
                                                  ----------
 Automotive Parts -- Equipment -- 3.1%
     Echlin, Incorporated  .........    17,500       638,750
     TRW, Incorporated  ............     9,000       697,500
                                                  ----------
                                                   1,336,250
                                                  ----------
 Banking -- 10.2%
     CitiCorp  .....................    11,000       739,750
     Crestar Financial Corporation      15,000       886,875
     First Bank Systems,
        Incorporated ...............    16,500       818,812
     First Fidelity Bancorp  .......    13,889     1,046,883
     Standard Federal
        Bancorporation .............    24,000       945,000
                                                  ----------
                                                   4,437,320
                                                  ----------
 Business Services -- 4.2%
     Banta Corporation  ............    19,500       858,000
     Reynolds & Reynolds Company  ..    25,000       971,875
                                                  ----------
                                                   1,829,875
                                                  ----------
 Capital Goods -- 6.4%
     Briggs and Stratton
        Corporation ................    18,000       780,750
     Harsco Corporation  ...........    15,510       901,519
     Precision Castparts
        Corporation ................    27,000     1,073,250
                                                  ----------
                                                   2,755,519
                                                  ----------
 Chemicals -- 3.8%
     Du Pont (E.I.) De Nemours and
        Company ....................    11,000       768,625
     Union Carbide Corporation  ....    23,000       862,500
                                                  ----------
                                                   1,631,125
                                                  ----------
 Computer Software -- 2.2%
     Computer Associates
        International, Incorporated     16,500       938,437
                                                  ----------

 Consumer Products -- 4.9%
     Mattel, Incorporated  .........    26,250       807,188
     Premark International,
        Incorporated ...............    13,096       662,985
     Unilever NV  ..................     4,500       633,375
                                                  ----------
                                                   2,103,548
                                                  ----------

===============================================================================

                         ADDISON CAPITAL SHARES, INC.
                           SCHEDULE OF INVESTMENTS
                              DECEMBER 31, 1995
                                 (UNAUDITED)

===============================================================================

                                        Number
                                          of         Value
                                        Shares     (Note A)
-------------------------------------------------------------------------------

 Electronics -- 3.9%
     Harris Corporation  ...........    15,000    $  819,375
     US Robotics Corporation***  ...    10,000       877,500
                                                  ----------
                                                   1,696,875
                                                  ----------
 Food, Beverage and Tobacco -- 3.6%
     American Brands, Incorporated      18,000       803,250
     IBP, Incorporated  ............    15,000       757,500
                                                  ----------
                                                   1,560,750
                                                  ----------
 Household Products -- 2.0%
     First Brands Corporation  .....    18,000       857,250
                                                  ----------

 Insurance -- 2.1%
     Reliastar Financial
        Corporation ................    20,000       887,500
                                                  ----------

 International Oils -- 1.9%
     Exxon Corporation  ............    10,000       801,250
                                                  ----------

 Machinery -- 3.4%
     Pentair, Incorporated  ........    15,000       746,250
     Kennametal, Incorporated  .....    23,200       736,600
                                                  ----------
                                                   1,482,850
                                                  ----------
 Medical Supplies -- 2.1%
     Becton Dickinson & Company  ...    12,000       900,000
                                                  ----------

 Metals and Mining -- 1.5%
     Phelps Dodge Corporation  .....    10,300       641,175
                                                  ----------

 Natural Gas -- 1.9%
     Panhandle Eastern Corporation      30,000       836,250
                                                  ----------

 Office Equipment -- 1.8%
     Xerox Corporation  ............     5,786       792,682
                                                  ----------

 Oil -- 3.9%
     Amoco Corporation  ............    11,000       790,625
     Royal Dutch Petroleum Company,
        N.Y. .......................     6,308       890,217
                                                  ----------
                                                   1,680,842
                                                  ----------
 Oil Equipment & Services -- 1.9%
     Halliburton Company  ..........    16,000       810,000
                                                  ----------

 Paper & Forest Products -- 2.0%
     Cheasapeake Corporation  ......    30,000       888,750
                                                  ----------

===============================================================================

                         ADDISON CAPITAL SHARES, INC.
                           SCHEDULE OF INVESTMENTS
                              DECEMBER 31, 1995
                                 (UNAUDITED)

===============================================================================

                                            Number
                                              of           Value
                                            Shares       (Note A)
-------------------------------------------------------------------------------

 Pharmaceuticals -- 2.2%
     Rhone-Poulenc Rorer,
        Incorporated ...............        18,000    $    958,500
                                                      ------------
 Rails/Trucking/Transportation -- 3.7%
     Burlington Northern Sante Fe  .        10,000         780,000
     Norfolk Southern Corporation  .        10,450         829,469
                                                      ------------
                                                         1,609,469
                                                      ------------
 Real Estate -- 1.7%
     Health Care Property
        Investors, Incorporated ....        21,778         764,952
                                                      ------------
 Retail Merchandising - 4.5%
     Penney (J.C.) Company,
        Incorporated ...............        12,600         600,075
     Sears, Roebuck and Company  ...        20,000         780,000
     Tandy Corporation  ............        14,500         601,750
                                                      ------------
                                                         1,981,825
                                                      ------------
 Steel -- 2.1%
     Carpenter Technology
        Corporation ................        22,000         904,750
                                                      ------------
 Utilities -- Electric -- 7.3%
     DQE, Incorporated  ............        29,000         891,750
     NIPSCO Industries,
        Incorporated ...............        19,820         758,115
     Northeast Utilities  ..........        25,000         609,375
     Portland General Corporation  .        32,000         932,000
                                                      ------------
                                                         3,191,240
                                                      ------------
 Utilities -- Natural Gas -- 1.8%
     Nicor, Incorporated  ..........        27,886         766,865
                                                      ------------
     TOTAL COMMON STOCK
        (Cost $27,918,862)  ........................    41,594,265
                                                      ------------
-------------------------------------------------------------------------------
PREFERRED STOCK -- 3.8%
-------------------------------------------------------------------------------
 Data Processing -- 1.9%
     General Motors Corporation
        Preference Convertible
        Class C ....................        11,207         820,913
                                                     -------------
 Financial -- 1.9%
     Sunamerica Incorporated
        Convertible Preferred
        Class D ....................        17,000    $    813,875
                                                      ------------
     TOTAL PREFERRED STOCK
        (Cost $1,284,305)  .........................     1,634,788
                                                      ------------
-------------------------------------------------------------------------------

===============================================================================

                         ADDISON CAPITAL SHARES, INC.
                           SCHEDULE OF INVESTMENTS
                              DECEMBER 31, 1995
                                 (UNAUDITED)

===============================================================================

                                            Number
                                              of           Value
                                            Shares        (Note A)
-------------------------------------------------------------------------------
                                             Par
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS** -- 4.8%
-------------------------------------------------------------------------------
   PNC Bank $2,085,000 at 4.75%
     (Agreement dated 12/29/95, to
     be repurchased at $2,086,100
     on 01/02/96; collateralized by
     $2,700,000 U.S. Treasury Note
     7.50%, due 09/25/20).
     (Value $2,754,000 -- Cost
     $2,085,000)  ..................    $2,085,000       2,085,000
                                                      ------------

   TOTAL INVESTMENTS IN SECRUITIES
      (Cost $31,288,167*)  .........         104.6%     45,314,053
   LIABILITIES IN EXCESS OF
     OTHER ASSETS  .................          -4.6%     (1,986,695)
                                        ----------    ------------
   NET ASSETS ......................         100.0%   $ 43,327,358
===============================================================================

  * Aggregate cost for federal income tax purposes was $31,288,167. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

            Gross Appreciation...................     $14,132,974
            Gross Depreciation...................        (107,088)
                                                      -----------
            Net Appreciation.....................     $14,025,886
                                                      ===========

 ** It is the Fund's policy to always receive, as collateral, securities whose value, including accrued interest, will be at least equal to 102% of the dollar amount to be paid to the Fund under each agreement at its maturity. The values of the securities are monitored daily. If the value falls below 101% of the amount to be paid at maturity, additional collateral is obtained. The Fund makes payment for such securities only upon physical delivery of evidence of book entry transferred to the account of its custodian.

*** Non-income producing security.

                      See Notes to Financial Statements.

===============================================================================

                     STATEMENT OF ASSETS AND LIABILITIES

===============================================================================

                        December 31, 1995 (Unaudited)

-----------------------------------------------------------------------------

 ASSETS
     Investments at value (Cost $31,288,167)  .................  $45,314,053
     Cash  ....................................................           95
     Receivables:
          Dividends  ..........................................       77,108
          Interest  ...........................................          825
          Fund shares sold  ...................................        2,700
     Prepaid insurance  .......................................        5,341
                                                                 -----------
-------------------------------------------------------------------------------
                  TOTAL ASSETS ................................   45,400,122
                                                                 -----------
----------------------------------------------------------------------------
LIABILITIES
     Payable:
          Dividend payable  ...................................    1,995,502
          Fund shares redeemed  ...............................       33,000
     Accrued expenses  ........................................       44,262
                                                                 -----------
-------------------------------------------------------------------------------
                  TOTAL LIABILITIES ...........................    2,072,764
                                                                 -----------
-------------------------------------------------------------------------------
   NET ASSETS (applicable to 1,790,491 shares of $.001 par
    value common stock outstanding; 2,000,000 shares authorized) $43,327,358
                                                                 ===========
   NET ASSET VALUE and redemption price per share (43,327,358 /
     1,790,491 shares) ........................................       $24.20
                                                                      ======
===============================================================================
   Net Assets consisted of the following at December 31, 1995:
     Paid-in capital  .........................................  $29,163,018
     Undistributed net investment income  .....................           51
     Undistributed net realized gains  ........................      138,403
     Unrealized appreciation of investments  ..................   14,025,886
                                                                 -----------
                                                                 $43,327,358
                                                                 ===========
===============================================================================
                      See Notes to Financial Statements.

===============================================================================

                           STATEMENT OF OPERATIONS

===============================================================================

            For the Six Months Ended December 31, 1995 (Unaudited)

-------------------------------------------------------------------------------

 INVESTMENT INCOME:
     Income:
          Dividends  ................................    $  546,283
          Interest  .................................        37,866
                                                         ----------
-------------------------------------------------------------------------------
               Total Income  ........................       584,149
                                                         ----------
-------------------------------------------------------------------------------
     Expenses:
          Investment advisory fee (Note B)  .........       158,766
          Distribution fee (Note B)  ................        84,675
          Shareholder servicing  ....................        52,922
          Administration fee (Note B)  ..............        37,705
          Transfer agent fee  .......................        15,083
          Insurance  ................................        11,566
          Audit  ....................................         9,551
          Federal and state registration fees  ......         5,822
          Legal fee (Note B)  .......................         9,551
          Custodian fee  ............................         8,562
          Directors' fee  ...........................         7,542
          Printing  .................................         7,704
          Miscellaneous  ............................         2,725
          Taxes -- State  ...........................         4,018
                                                         ----------
-------------------------------------------------------------------------------
             Total Expenses .........................       416,192
                                                         ----------
-------------------------------------------------------------------------------
               Net investment income  ...............       167,957
                                                         ----------
-------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain from security transactions  ..     1,965,908
     Change in unrealized appreciation of
        investments .................................     3,800,152
                                                         ----------
-------------------------------------------------------------------------------
          Net gain on investments  ..................     5,766,060
                                                         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $5,934,017
                                                         ==========
===============================================================================

                      See Notes to Financial Statements.

===============================================================================

                      STATEMENT OF CHANGES IN NET ASSETS

===============================================================================

                                                                                  For the six
                                                                                  months ended
                                                                                  December 31,     For the Year
                                                                                      1995             ended
                                                                                  (Unaudited)      June 30, 1995
                                                                                  ------------     -------------
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
   Operations:
     Net investment income  ..................................................    $   167,957       $   369,706
     Net realized gain from security transactions  ...........................      1,965,908         2,340,110
     Change in unrealized appreciation of investments  .......................      3,800,152         4,180,284
                                                                                  -----------       -----------
---------------------------------------------------------------------------------------------------------------
        Net increase in net assets resulting from operations .................      5,934,017         6,890,100
                                                                                  -----------       -----------
---------------------------------------------------------------------------------------------------------------
   Distributions to shareholders from:
     Net investment income ($0.21 and $0.20 per share, respectively)  ........       (361,792)         (349,936)
     Capital gains ($1.88 and $1.32 per share, respectively)  ................     (3,269,623)       (2,332,298)

   Capital share transactions:
     Net increase (decrease) in net assets derived from capital share
        transactions* ........................................................      2,519,010        (1,873,420)
                                                                                  -----------       -----------
          Total increase in net assets  ......................................      4,821,612         2,334,446
                                                                                  -----------       -----------
---------------------------------------------------------------------------------------------------------------
NET ASSETS:
---------------------------------------------------------------------------------------------------------------
   Beginning of period .......................................................     38,505,746        36,171,300
                                                                                  -----------       -----------
   End of period (including undistributed net investment income of
     $51 & $193,886 respectively)  ...........................................    $43,327,358       $38,505,746
                                                                                  ===========       ===========
===============================================================================================================

*Capital share transactions are as follows:

                                                                                     Shares            Value
                                                                                     ------            -----
        For the six months ended December 31, 1995
        Shares purchased .....................................................        119,768       $ 2,859,451
        Shares reinvested ....................................................         71,530         1,572,936
        Shares redeemed ......................................................        (80,561)       (1,913,377)
                                                                                    ---------       -----------
          Net Increase  ......................................................        110,737       $ 2,519,010
                                                                                    =========       ===========
        For the year ended June 30, 1995
        Shares purchased  ....................................................         73,638       $ 1,509,748
        Shares reinvested  ...................................................        133,661         2,572,854
        Shares redeemed  .....................................................       (296,201)       (5,956,022)
                                                                                    ---------       -----------
          Net Decrease  ......................................................        (88,902)      $(1,873,420)
                                                                                    =========       ===========

                      See Notes to Financial Statements.

===============================================================================

                             FINANCIAL HIGHLIGHTS

===============================================================================

   The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                         For the six months
                                               ended
                                         December 31, 1995
                                            (Unaudited)                          Years ended June 30,
                                         -----------------     --------------------------------------------------------
                                                                1995         1994        1993        1992        1991
                                                                ----         ----        ----        ----        ----
Net asset value, beginning of year  ..        $ 22.92          $ 20.45     $ 22.69     $ 19.64      $ 18.90     $ 18.17
                                              -------          -------     -------     -------      -------     -------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income .............        $   .09          $   .22     $   .21     $   .24      $   .26     $   .22
   Net gains on securities (both
     realized and unrealized)  .......           3.28             3.77        (.76)       3.72         1.57         .74
                                              -------          -------     -------     -------      -------     -------
     Total from investment operations.           3.37             3.99        (.55)       3.96         1.83         .96
                                              -------          -------     -------     -------      -------     -------
   LESS DISTRIBUTIONS
   Dividends from net investment
     income  .........................           (.21)            (.20)       (.23)       (.24)        (.27)       (.23)
   Distributions from capital gains ..          (1.88)           (1.32)      (1.46)       (.67)        (.82)         --
                                              -------          -------     -------     -------      -------     -------
     Total distributions .............          (2.09)           (1.52)      (1.69)       (.91)       (1.09)       (.23)
                                              -------          -------     -------     -------      -------     -------
Net asset value, end of period  ......        $ 24.20          $ 22.92     $ 20.45     $ 22.69      $ 19.64     $ 18.90
                                              =======          =======     =======     =======      =======     =======
Total Return (1)  ....................          15.34%**         21.11%      (2.73)%     20.98%        9.93%       5.40%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
     (in 000's)  .....................        $43,327          $38,506     $36,171     $37,621      $31,243     $28,744
   Ratio of expenses to average net
     assets  .........................           1.97%*           2.06%       2.06%       2.13%        2.12%       2.34%
   Ratio of net investment income to
     average net assets  .............            .79%*           1.03%       1.00%       1.14%        1.32%       1.24%
   Portfolio Turnover ................          17.97%           42.82%      43.26%      30.01%       57.34%      57.52%

-------------------------------------------------------------------------------------------------------------------------

 * Annualized
** Not Annualized
(1) Exclusive of deduction of sales charge on investment.

This report has been prepared for Shareholders and may be distributed to others only preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

===============================================================================

                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1995
                                 (UNAUDITED)

===============================================================================

A. Addison Capital Shares, Inc. (the "Fund") was organized as a Maryland corporation on June 4, 1986. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Significant accounting policies relating to the Fund are as follows:

 Security Valuation -- Portfolio securities which are traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last sales price. Securities traded on an exchange or NASDAQ for which there has been no sale on that day and other over-the-counter securities are valued at the mean between the closing bid and asked prices. Debt instruments having a maturity of 60 days or less are valued at amortized cost.

 Securities Transactions and Investment Income -- Securities transactions are accounted for on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

 Dividends and Distributions to Shareholders -- Substantially all of the Fund's net investment income and net realized capital gains, if any, will be distributed to shareholders on an annual basis.

 Federal Income Taxes -- No provision is made for Federal income taxes as it is the Fund's intention to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income taxes.

B. Addison Capital Management Company (Addison Capital), a wholly-owned subsidiary of Janney Montgomery Scott Inc. (Janney), serves as the Fund's investment adviser. For its services as adviser, Addison Capital receives a fee, computed daily and paid monthly, at an annual rate of .75% of the Fund's first $100 million in average net assets, .50% of the next $150 million in average net assets, and .25% of average net assets in excess of $250 million.

 PFPC, Inc., a wholly-owned, indirect subsidiary of PNC Bank, serves as the Fund's administrative and accounting agent. As compensation for these

===============================================================================

                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1995
                                 (UNAUDITED)

===============================================================================

services, PFPC receives a fee computed daily and paid monthly, at an annual rate of .10% of the Fund's average net assets or $100,000, whichever is greater, PFPC agreed to reduce its minimum annual fee to $75,000 for the fiscal year ending June 30, 1996.

 PNC Bank, acts as the Fund's custodian. PFPC, Inc. also acts as the Fund's transfer agent and dividend disbursing agent.

 Pursuant to an Underwriting Agreement with the Fund, Janney, an indirect wholly-owned subsidiary of Penn Mutual Equity Services, Inc. (PMES), serves as the Fund's distributor. As compensation for these services, Janney receives a fee from the Fund, computed daily and paid monthly, at an annual rate of .40% of the Fund's average net assets. Janney received no brokerage commissions for the six months ended December 31, 1995.

 Under a Services Agreement between the Fund and Janney, Janney will provide office space to the Fund, will supervise performance by PNC Bank and PFPC, Inc. of their respective duties, and will respond to shareholders' inquiries for an annual fee equal to .25% of the Fund's average daily net assets.

 If expenses borne by the Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, Janney and Addison Capital may reduce their fees on a pro-rata basis to the extent required by such regulations. No such reduction was required for the six months ended December 31, 1995.

 Certain officers and directors of the Fund are officers and/or directors of Addison Capital and Janney. The law firm of Morgan, Lewis & Bockius, a member of which is also an officer of the Fund, received $11,059 from the Fund for legal services rendered during the six months ended December 31, 1995.

C. Purchases and sales of securities, other than short- term obligations, aggregated $7,281,910 and $7,556,811, respectively, for the six months ended December 31, 1995.

D. As of July 3, 1995 Fund shares are sold at their net asset value. As of that date all sales charges are eliminated for all Fund share purchases.

DIRECTORS & OFFICERS
Rudolph C. Sander
 Chairman of the Board

Radcliffe Cheston
 President & Chief Executive Officer

Margaret M. Healy
 Director

Charles E. Mather, III
 Director                                                ADDISION
                                              =================================
Charles A. Meyer                                          CAPITAL
 Director                                     =================================
                                                           SHARES
James Wolitarsky
 Treasurer, Chief Accounting Officer
 & Chief Financial Officer

James V. Kelly
 Vice President

Michael R. Patitucci
 Vice President

Charles J. Sullivan
 Vice President

Fred W. Thomas
 Vice President

James W. Jennings
 Secretary

INVESTMENT ADVISER
ADDISON CAPITAL MANAGEMENT CO.
1608 Walnut Street
Philadelphia, PA 19103
                                                      Distributed by:
DISTRIBUTOR                                               (LOGO)
JANNEY MONTGOMERY SCOTT INC.                    JANNEY MONTGOMERY SCOTT INC.
1801 Market Street
Philadelphia, PA 19103

ADMINISTRATOR
PFPC, INC.
103 Bellevue Parkway
Wilmington, DE 19809

TRANSFER AGENT                                       SEMI-ANNUAL REPORT
PFPC, INC.                                             TO SHAREHOLDERS
103 Bellevue Parkway                                  DECEMBER 31, 1995
Wilmington, DE 19809